EXHIBIT 99.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER

   Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350)


     The undersigned executive officer of WVS Financial Corp. (the "Registrant") hereby certifies that the Registrant's Annual Report on Form 10-K for the year ended June 30, 2002 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained therein fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


                                                  /s/ Keith A. Simpson
                                                  -----------------------------
                                                  Keith A. Simpson
                                                  Controller and Assistant
                                                  Treasurer
                                                  (Principal Accounting Officer)


Date: September 30, 2002


                                Page 5 of 5 Pages